                                  VAN  KAMPEN
                                ENTERPRISE  FUND

Van Kampen Enterprise Fund's investment objective is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks.
Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                  This prospectus is dated  SEPTEMBER 25, 2000

                                 CLASS D SHARES
                                   PROSPECTUS

                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS

Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   5
Investment Objective, Policies and Risks...........   5
Investment Advisory Services.......................   8
Purchase of Shares.................................  10
Redemption of Shares...............................  11
Distributions from the Fund........................  12
Shareholder Services...............................  13
Federal Income Taxation............................  14

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks.

                             INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing principally in common stocks which are believed by the Fund's investment adviser to have above-average potential for capital appreciation. The Fund invests primarily in common stocks of "growth" companies focusing on securities believed to offer a combination of strong business fundamentals at an attractive valuation. Portfolio securities are typically sold when the Fund's investment adviser's assessments of the capital appreciation potential of such securities materially change. The Fund may invest up to 15% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.

                                INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The Fund emphasizes a "growth" style of investing. The market values of growth common stocks may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the Fund may invest) may be more volatile and may fall more than stock prices of larger companies.

FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivative instruments. Derivative instruments involve risks different from the direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a "growth" style of investing in common stocks

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund* over the ten calendar years prior to the date of this prospectus. Remember that the past performance of the Fund is not indicative of its future performance.

                                                                             ANNUAL RETURN
                                                                             -------------
1990                                                                             -2.87
1991                                                                             39.23
1992                                                                              8.39
1993                                                                             10.95
1994                                                                             -0.19
1995                                                                             33.92
1996                                                                             23.49
1997                                                                             28.55
1998                                                                             23.56
1999                                                                             26.56

   * The Fund commenced offering Class D Shares on September 25, 2000. The returns shown in the Annual Performance chart above (and in the Comparative Performance chart below) are for the Class A Shares of the Fund (which are offered in a separate prospectus). The annual return variability of the Fund's Class D Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class D Shares would be higher than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

The Fund's return for Class A Shares for the six month period ended June 30, 2000 was 6.58%.

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 24.62% (for the quarter ended December 31, 1998) and the lowest quarterly return for Class A Shares was -15.78% (for the quarter ended September 30, 1990).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with two broad-based market indices that the Fund's investment adviser believes are appropriate benchmarks for the
Fund: the Standard & Poor's 500-Stock Index** and the Russell 1000 Growth Index***; and with the Lipper Growth Fund Index****, an index of funds with similar investment objectives. The Fund's performance figures are for the Fund's Class A Shares and include the maximum sales charges paid by investors on such Class A Shares*. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.

     Average Annual
      Total Returns
         for the
      Periods Ended     Past     Past      Past 10
    December 31, 1999  1 Year   5 Years     Years
-------------------------------------------------------
    Van Kampen
    Enterprise Fund--
    Class A Shares*    19.25%   25.64%     17.66%
    Standard & Poor's
    500-Stock Index**  21.04%   28.56%     18.21%
    Russell 1000
    Growth Index***    33.16%   32.41%     20.32%
    Lipper Growth
    Fund Index****     27.96%   26.27%     17.25%
 .......................................................

   * The Fund commenced offering Class D Shares on September 25, 2000. The returns shown in the Comparative Performance chart above are for the Class A Shares of the Fund (which are offered in a separate prospectus). The annual return variability of the Fund's Class D Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however the actual annual returns of the Class D Shares would be higher than the annual returns shown for the Class A Shares because of differences in the expenses borne by each class of shares.
  ** The Standard and Poor's 500-Stock Index consists of 500 widely-held common stock of companies with market capitalization of $1 billion or more that are a representative sample of approximately 100 industries, chosen mainly for market size, liquidity and industry group representation (assumes dividends are reinvested).
 *** The Russell 1000 Growth Index measures the performance of those Russell
     1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an index of the 1,000 largest U.S. companies based on market capitalization.
**** Since Lipper Analytical Services has reclassified how it categorizes many of its indices, the Fund's investment adviser believes the new system is less applicable for this Fund. Based on the Fund's asset composition, the Fund's investment adviser believes adding the

     Russell 1000 Growth Index provides a more appropriate benchmark for the Fund, and the Lipper Growth Fund Index will not be shown in future prospectuses of the Fund.

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

------------------------------------------------------

SHAREHOLDER FEES                           Class D
(fees paid directly from your investment)  Shares
------------------------------------------------------
Maximum sales charge (load) imposed on     None
purchases
 ......................................................
Maximum deferred sales charge (load)       None
 ......................................................
Maximum sales charge (load) imposed on
reinvested dividends                       None
 ......................................................
Redemption fee                             None
 ......................................................
Exchange fee                               None
 ......................................................

------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES                 Class D
(expenses that are deducted from Fund assets)  Shares
----------------------------------------------------------
Management fees                                0.44%
 ..........................................................
Other expenses                                 0.24%
 ..........................................................
Total annual fund operating expenses           0.68%
 ..........................................................

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           One       Three      Five        Ten
                           Year      Years      Years      Years
--------------------------------------------------------------------
Class D Shares              $69       $218      $ 379      $847
 ....................................................................

                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS

The Fund's investment objective is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing principally in common stocks which it believes have above-average potential for capital appreciation. The Fund's primary approach is to seek what the Fund's investment adviser believes to be unusually attractive growth investments on an individual company basis. The Fund may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary. In an effort to reduce the portfolio's exposure to any individual security price decline, the Fund spreads its investments over many different companies in a variety of industries.

In selecting securities for investment, the Fund generally focuses on common stocks of "growth" companies, including companies with new products, services or processes. The investment adviser seeks such securities which it believes offer a combination of strong business fundamentals at an attractive valuation. Growth companies generally include those companies with established records of growth in sales or earnings that the Fund's investment adviser believes are in or are entering into a growth cycle in their respective businesses, with the expectation that the stock of such companies will increase in value. Stocks of different types, such as "growth" stocks or "value" stocks, tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments in "growth" stocks will vary and at times may be lower or higher than that of other types of funds. The market values of "growth" common stocks may be more volatile than other types of investments. The Fund may invest in companies generating or applying new technologies, new or improved distribution techniques or new services, which companies may benefit from changing consumer demands or lifestyles. The Fund may also invest in companies that have projected earnings in excess of the average for their sector or industry. In each case, the Fund's investment adviser believes companies have prospects that are favorable for above-average capital appreciation. The Fund may also focus its investments on stocks of companies in cyclical industries during periods when their securities appear attractive for capital appreciation.

The companies in which the Fund invests may be in any market capitalization range, provided the Fund's investment adviser believes the investment is consistent with the Fund's objective. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- and medium-sized companies, the Fund may be subject to greater risk than that assumed through investment in the equity securities of larger-capitalization companies.

The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. Such factors include change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

The Fund invests principally in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Fund invests principally in common stocks, the Fund may invest in preferred stocks and warrants. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Generally, warrants are securities that may be exchanged for a prescribed amount of common stock or other equity security of the issuer within a particular period of time at a specified price or in accordance with a specified formula.

                             RISKS OF INVESTING IN

                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 15% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Foreign securities may not be as liquid and may be more volatile than comparable domestic securities.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.

                        USING OPTIONS, FUTURES CONTRACTS

                              AND RELATED OPTIONS

The Fund may, but is not required to, use various investment strategic transactions including options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Fund's portfolio and the expectations of the Fund's investment adviser concerning the securities markets. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objectives, no assurance can be given that the use of these practices will achieve this result.

In times of stable or rising stock prices, the Fund generally seeks to be fully invested in equity securities. Even when the Fund is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash or cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash or cash equivalents in its portfolio. By purchasing stock index futures contracts, however, the Fund can compensate for the cash portion of its assets and may obtain performance equivalent to investing 100% of its assets in equity securities.

If the Fund's investment adviser forecasts a market decline, the Fund may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock index futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Fund's portfolio securities. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner.

The Fund can engage in options transactions on securities, indices or on futures to attempt to manage the portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines below a specified level. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

Generally, the Fund expects that options will be purchased or sold on securities exchanges. However, the Fund is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from the direct investment in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from the direct investment in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of such instruments includes the risks of default by the other party to certain transactions. The Fund may incur losses that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Fund's expenses and reduce its return.

A more complete discussion of options, futures contracts and related options and their risks is contained in the Fund's Statement of Additional Information which may be obtained by investors free of charge as described on the back cover of this prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 10% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Fund generally holds a portion of its assets in high-quality short-term debt securities and in "investment grade" corporate debt securities in order to provide for liquidity (collectively "temporary investments"). High-quality short-term debt securities include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Investment grade bonds include bonds rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's ("S&P"). The market prices of such bonds can be expected to vary inversely with changes in prevailing interest rates. Securities rated Baa by Moody's or BBB by S&P are considered by such rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs) and higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. Increases in a fund's transaction costs would adversely impact that fund's performance. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in temporary investments. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would not be pursuing and may not achieve its investment objective.

                          INVESTMENT ADVISORY SERVICES

THE ADVISER. Van Kampen Asset Management Inc. is the Fund's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen

Investments is a diversified asset management company with more than three million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $100 billion under management or supervision as of June 30, 2000. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

     Average Daily Net Assets         % Per Annum
-----------------------------------------------------
    First $1 billion                     0.50%
 .....................................................
    Next $1 billion                      0.45%
 .....................................................
    Next $1 billion                      0.40%
 .....................................................
    Over $3 billion                      0.35%
 .....................................................

Applying this fee schedule, the effective advisory fee rate was 0.44% of the Fund's average daily net assets for the Fund's fiscal year ended December 31, 1999. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. The Fund's management team is headed by Jeff D. New, Senior Portfolio Manager. Mr. New has been affiliated with the Fund since 1991, has assisted in co-managing the Fund's investment portfolio since July 1994 and has been the Senior Portfolio Manager of the Fund's investment portfolio since December 1994. Mr. New has been Senior Vice President and Senior Portfolio Manager of the Adviser since December 1997. Prior to December 1997, Mr. New was a Vice President and Portfolio Manager of the Adviser. Prior to December 1994, Mr. New was an Associate Portfolio Manager of the Adviser. He joined the Adviser in 1990.

Senior Portfolio Managers Michael Davis and Mary Jayne Maly are responsible as co-managers for the day-to-day management of the Fund's investment portfolio.

Mr. Davis has been a Senior Portfolio Manager of the Adviser since April 2000, and a Vice President and Portfolio Manager of the Adviser since March 1998. Prior to March 1998, Mr. Davis was the owner of Davis Equity Research, a stock research company. Mr. Davis has been an investment professional since 1983. Mr. Davis has been a co-manager of the Fund since March 1998.

Ms. Maly has been a Senior Portfolio Manager since April 2000, and a Vice President and Portfolio Manager of the Adviser since July 1998. From July 1997 to June 1998, she was a Vice President at Morgan Stanley Asset Management Inc. and assisted in the management of the Morgan Stanley Institutional Real Estate Funds and the Van Kampen American Capital Real Estate Securities Fund. Prior to July 1997, she was a Vice President and Portfolio Manager of the Adviser. Prior to November 1992, Ms. Maly was a Vice President and Senior Equity Analyst for 8 years at Texas Commerce Investment Management Company. Ms. Maly has been a co-manager of the Fund since July 1998.

                               PURCHASE OF SHARES

                                    GENERAL

This prospectus offers Class D Shares of the Fund. Class D Shares are offered without any sales charges on purchases or sales and without any distribution fee (12b-1). Class D Shares are available for purchase exclusively by investors of tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter") or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter and its subsidiaries.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, services fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class or shares, and some classes may have different conversion rights or shareholder servicing options.

The offering price of the Fund's Class D Shares is the Fund's net asset value per share. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price, or if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing unlisted securities at the mean between the last reported bid and asked prices available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or brokers-dealers and (iii) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser based on procedures approved by the Board of Trustees of the Fund. Short-term securities are valued in the manner described in the notes to the financial statements included in the Fund's Statement of Additional Information.

The shares are offered to investors on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this prospectus, investors must specify that the purchase is for Class D Shares.

The offering price for Class D Shares is the next calculation of net asset value per share after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to

Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.

                                 REDEMPTION OF
                                     SHARES

Generally, shareholders of Class D Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund at any time. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form (see below). Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind will result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares. Certificated shares must be properly endorsed for transfer and must accompany a written redemption request.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the redemption request.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

                          DISTRIBUTIONS FROM THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute all or substantially all of its net investment income quarterly as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any capital gains to shareholders at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the

Fund at the next determined net asset value unless the shareholder instructs otherwise.

                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value, or be invested in another participating Van Kampen fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any participating Van Kampen fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any participating Van Kampen fund only if shares of that participating Van Kampen fund are available for sale; however, during periods of suspension of sales, shares of a participating Van Kampen fund may be available for sale only to existing shareholders of a participating Van Kampen fund. Shareholders seeking an exchange into a participating Van Kampen fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the participating Van Kampen funds may be obtained from an authorized dealer or the Distributor.

Exchanges of shares are sales of shares of one participating Van Kampen fund and purchases of shares of another participating Van Kampen fund. The sale may result in a gain or loss for federal income tax purposes.

If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other participating Van Kampen funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. For further information on these restrictions, see the Fund's Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

                            FEDERAL INCOME TAXATION

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income, to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.

The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in shares.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                               BOARD OF TRUSTEES
                                  AND OFFICERS

                               BOARD OF TRUSTEES

J. Miles Branagan     Richard F. Powers, III*
Jerry D. Choate       Phillip B. Rooney
Linda Hutton Heagy    Fernando Sisto
R. Craig Kennedy      Wayne W. Whalen*
Mitchell M. Merin*    Suzanne H. Woolsey
Jack E. Nelson

                                    OFFICERS

Richard F. Powers, III*
President

Stephen L. Boyd*
Executive Vice President and Chief Investment Officer

A. Thomas Smith III*
Vice President and Secretary

John H. Zimmermann, III*
Vice President

Michael H. Santo*
Vice President

Richard A. Ciccarone*
Vice President

John R. Reynoldson*
Vice President

John L. Sullivan*
Vice President, Chief Financial Officer and Treasurer

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

WEB SITE
www.vankampen.com

VAN KAMPEN ENTERPRISE FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Enterprise Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713
Boston, MA 02105-1713
Attn: Van Kampen Enterprise Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

                                   VAN KAMPEN
                                ENTERPRISE  FUND

                                 CLASS D SHARES
                                   PROSPECTUS
                               SEPTEMBER 25, 2000

                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

                 You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

                            [VAN KAMPEN FUNDS LOGO]

The Fund's Investment Company Act File No. is 811-630.             ENT PRO 9/00